EXHIBIT 99.5

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Whiskey Holdco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Whiskey Holdco, Inc. upon completion of the mergers described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ John A. Luke, Jr.
John A. Luke, Jr.

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Whiskey Holdco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Whiskey Holdco, Inc. upon completion of the mergers described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Timothy J. Bernlohr
Timothy J. Bernlohr

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Whiskey Holdco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Whiskey Holdco, Inc. upon completion of the mergers described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ J. Powell Brown
J. Powell Brown

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Whiskey Holdco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Whiskey Holdco, Inc. upon completion of the mergers described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Michael E. Campbell
Michael E. Campbell

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Whiskey Holdco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Whiskey Holdco, Inc. upon completion of the mergers described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Terrell K. Crews
Terrell K. Crews

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Whiskey Holdco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Whiskey Holdco, Inc. upon completion of the mergers described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Russell M. Currey
Russell M. Currey

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Whiskey Holdco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Whiskey Holdco, Inc. upon completion of the mergers described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Gracia C. Martore
Gracia C. Martore

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Whiskey Holdco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Whiskey Holdco, Inc. upon completion of the mergers described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ James E. Nevels
James E. Nevels

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Whiskey Holdco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Whiskey Holdco, Inc. upon completion of the mergers described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Timothy H. Powers
Timothy H. Powers

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Whiskey Holdco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Whiskey Holdco, Inc. upon completion of the mergers described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Bettina M. Whyte
Bettina M. Whyte

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Whiskey Holdco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Whiskey Holdco, Inc. upon completion of the mergers described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Alan D. Wilson
Alan D. Wilson